UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2012

Berkshire Homes, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	68-0680858
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2375 East Camelback Road, Suite 600 Phoenix, AZ
(Address of principal executive offices)

(602) 387-5393
(Issuer’s telephone number)

Indigo International Corp. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.03 Material Modification of Rights of Security Holders

On December 4, 2012, a majority shareholder and our board of directors approved an amendment to our Articles of Incorporation for the purpose of changing our name to “Berkshire Homes, Inc.” and to increase our total authorized shares from 75,000,000 to 500,000,000 shares.

A copy of the Certificate of Amendment that was filed with the Nevada Secretary of State on December 5, 2012 is attached hereto as Exhibit 3.1, and is incorporated by reference herein.

In connection with the name change, we have the following new CUSIP number: 08468P 102. We have submitted a request to FINRA to change our trading symbol in connection with our name change. We expect that request to be processed in the coming weeks.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws

The disclosures set forth in Item 3.03 are incorporated by reference into this Item 5.03.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment, dated December 5, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Berkshire Homes, Inc.

/s/ Llorn Kylo

Llorn Kylo
CEO

Date: December 10, 2012

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